(e)(3)

                                     Form of

                                 AMENDMENT NO. 2
                                       TO
                             DISTRIBUTION AGREEMENT

      AMENDMENT NO. 2 to DISTRIBUTION AGREEMENT, effective as of _________, 2006 by and between The Glenmede Fund, Inc., a company organized under the laws of the state of Maryland (the "Fund") and Quasar Distributors, LLC., a Delaware limited liability company (the "Distributor").

      WHEREAS, the Fund and the Distributor entered into a Distribution Agreement dated October 1, 2001, as amended from time to time (the "Distribution Agreement"); and

      WHEREAS, the Fund and the Distributor desire to amend the Distribution Agreement as set forth below.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

1.    AMENDMENTS.

      (a) APPENDIX A to the Distribution Agreement is hereby amended by deleting such APPENDIX A in its entirety and replacing it with APPENDIX A attached hereto as Exhibit I.

2.    MISCELLANEOUS.

      (a) Except as amended hereby, the Distribution Agreement shall remain in full force and effect.

      (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


QUASAR DISTRIBUTORS, LLC                  THE GLENMEDE FUND, INC.


By:____________________                   By: ___________________

Name: _________________                   Name: _________________

Title:   _____________                    Title: _______________

                             THE GLENMEDE FUND, INC.
                             DISTRIBUTION AGREEMENT

                                   APPENDIX A
                              as of ________, 2006


--------------------------------------------------------------------------------
 FUNDS OF THE GLENMEDE FUND, INC.                     CLASS
--------------------------------------------------------------------------------
Absolute Return Portfolio                      Single class of shares
--------------------------------------------------------------------------------
Core Fixed Income Portfolio                    Single class of shares
--------------------------------------------------------------------------------
Government Cash Portfolio                      Single class of shares
--------------------------------------------------------------------------------
International Portfolio                        Single class of shares
--------------------------------------------------------------------------------
Large Cap 100 Portfolio                        Single class of shares
--------------------------------------------------------------------------------
Large Cap Growth Portfolio                     Single class of shares
--------------------------------------------------------------------------------
Large Cap Value Portfolio                      Single class of shares
--------------------------------------------------------------------------------
Philadelphia International Fund                Single class of shares
--------------------------------------------------------------------------------
Small Cap Equity Portfolio                     Advisor Shares
                                               ---------------------------------
                                               Institutional Shares
--------------------------------------------------------------------------------
Strategic Equity Portfolio                     Single class of shares
--------------------------------------------------------------------------------
Tax-Exempt Cash Portfolio                      Single class of shares
--------------------------------------------------------------------------------
Total Market Long/Short Portfolio              Single class of shares
--------------------------------------------------------------------------------
U.S. Emerging Growth Portfolio                 Single class of shares
--------------------------------------------------------------------------------



QUASAR DISTRIBUTORS, LLC                  THE GLENMEDE FUND, INC.


By:____________________                   By: ___________________

Name: _________________                   Name: _________________

Title:   ____________                     Title: _______________